Raymond James Texas Bank Tour November 2017 David Brooks, Chairman, CEO and President Michelle Hickox, EVP and CFO Exhibit 99.1

Safe Harbor Statement 1 From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect our future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) our ability to sustain our internal growth rate and our total growth rate; (2) changes in local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (3) changes in the level of nonperforming assets and charge-offs; (4) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (5) concentration of our loan portfolio in commercial real estate loans and changes in the values and sales volume of commercial real estate; (6) our ability to continue to identify acquisition targets and successfully acquire and integrate the operations of desirable financial institutions; (7) our dependence on our management team and our ability to attract, motivate and retain qualified personnel; (8) our access to debt and equity markets and our overall cost of funding our operations; (9) technological changes, including the potential impact of technology and "FinTech" entities on the banking industry generally; (10) cybersecurity attacks and breaches of our digital information systems and the liability resulting from any such cybersecurity breach; (11) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (12) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (13) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (14) changes in consumer spending, borrowings, and savings habits; (15) the ability to increase market share and control expenses; (16) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (17) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (18) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (19) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; (20) the effect of catastrophic events, including war, acts of terrorism, and weather related events that may affect general economic conditions; and (21) our success at managing the risks involved in the foregoing items; and (22) the other factors that are described in the Company’s Annual Report on Form 10-K filed on March 8, 2017, under the heading “Risk Factors”, and other reports and statements filed by the Company with the SEC. Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

(1) Non-GAAP financial measure. See Appendix for reconciliation. (2) Excludes income recognized on acquired loans of $905. Company Snapshot Overview Branch Map as of October 7, 2017 DFW Metropolitan Colorado • Headquartered in McKinney, Texas • 100+ years of operating history • 70 banking offices • Dallas-Fort Worth metropolitan area • Greater Austin area • Houston metropolitan area • Colorado Front Range area • Acquired six financial institutions, adding $4.9 billion in assets, since IPO in 2013 • Ninth largest bank by deposits headquartered in Texas Financial Highlights as of and for the Quarter Ended September 30, 2017 Balance Sheet Highlights ($ in millions) Total Assets $ 8,891 Total Loans Held for Investment 6,365 Total Deposits 6,873 Equity 1,281 Asset Quality Nonperforming Asset Ratio 0.28 % Nonperforming Loans to Total Loans 0.24 Net Charge-off Ratio (annualized) — Capital Ratios Tier 1 Risk Based 9.60 % Total Risk Based 11.72 Tangible Common Equity to Tangible Assets 7.62 Profitability Net Income $ 23.5 Adjusted Net Interest Margin (2) 3.80 % Adjusted Efficiency Ratio (1) 51.19 Adjusted Return on average assets 1.13 2 Houston Metropolitan Greater Austin

Third Quarter Key Highlights 3 • Adjusted (non-GAAP) net income was $24.8 million, or $0.89 per diluted share, compared to $22.7 million, or $0.82 per diluted share, for second quarter 2017, representing 9.2% increase • Increase in adjusted (non-GAAP) return on average assets to 1.13%, up from second quarter 2017 of 1.08% • Improved adjusted (non-GAAP) efficiency ratio of 51.2%, compared to 53.2% for second quarter 2017 • Organic loan growth annualized for the quarter of 6.9% despite the impact of Hurricane Harvey on the Houston market • Continued strong credit quality metrics

Third Quarter Selected Financial Data

($ in thousands except per share data)	As of and for the Quarter Ended				
Balance Sheet Data	**September 30, 2017**	**June 30, 2017**	**September 30, 2016**	**Linked Quarter Change**	**Annual Change**
Total assets	$ 8,891,114	$ 8,593,979	$ 5,667,195	3.5%	56.9%
Loans held for investment (gross, excluding mortgage warehouse purchase loans)	6,226,343	6,119,305	4,360,690	1.7	42.8
Mortgage warehouse purchase loans	138,561	120,217	—	15.3	100.0
Total deposits	6,872,631	6,669,288	4,416,493	3.0	55.6
Total borrowings (excluding trust preferred securities)	683,492	584,349	577,974	17.0	18.3
Total capital	1,281,460	1,259,592	643,253	1.7	99.2
Earnings and Profitability Data					
Net interest income	$ 72,857	$ 69,500	$ 45,737	4.8%	59.3%
Net interest margin	3.85%	3.81%	3.66%	1.0	5.2
Non-interest income	$ 12,130	$ 10,995	$ 4,932	10.3	145.9
Non-interest expense	47,904	51,328	26,887	(6.7)	78.2
Net income	23,514	18,134	14,504	29.7	62.1
Basic EPS	$ 0.85	$ 0.65	$ 0.78	30.8	9.0
Diluted EPS	$ 0.84	$ 0.65	$ 0.78	29.2	7.7
Adjusted net interest margin (2)	3.80%	3.78%	3.65%	0.5	4.1
Adjusted net income (1)	$ 24,829	$ 22,746	$ 14,819	9.2	67.5
Adjusted basic EPS (1)	$ 0.89	$ 0.82	$ 0.80	8.5	11.3
Adjusted diluted EPS (1)	$ 0.89	$ 0.82	$ 0.80	8.5	11.3

(1) See Appendix for Non-GAAP reconciliation
(2) Non-GAAP financial measure. Excludes income recognized on acquired loans of $905 $572 and $116, respectively.

4

Among Strongest Economies in USA

Texas

- **Texas ranks #3** for Fortune 500 companies with 50 companies headquartered in Texas (2017)
- Forbes list **Texas #4** as **best state for business** and **#1 in economic climate** (2016)
  - Second fastest economic growth and third fastest job growth over past five years
  - Headquarters to 109 of the1,000 largest public and private companies in the United States
- Population - 28.4 million, **2nd largest State** (2017)
  - Third fastest-growing state with a growth rate of 1.75% in 2017
- Projected household income growth of 9.51% through 2023 versus 8.86% for the Nation (2017)
- Texas unemployment rate of 4.0% which is more favorable than the United States at 4.2% (September 2017)
- Home to **six** top universities and **eleven** professional sports teams
- U.S. News ranks three of the major metro areas in their top 20 in the **100 Best Places to Live in the USA 2017**

  (#1) Austin **(#15) Dallas-Fort Worth** **(#20) Houston**
- Three out of four of Texas' major metro areas were ranked in the top 15 on Forbes' **The Best Cities For Jobs 2017.** (Forbes, May, 2017)

  (#1) Dallas **(#7) Austin** **(#12) San Antonio**



FORTUNE 500
COMPANIES IN TEXAS
The Lone Star State is home to 50 Fortune 500 corporate headquarters.
ExxonMobil
FLUOR
GameStop
Celanese
at&t
Southwest
tenet
Dean
VISTRA
JACOBS
ConocoPhillips
Sysco
HALLIBURTON
TARGA
CALPINE
HUNTSMAN
OXY
VALERO
TESORO
DELL
WHOLE FOODS
TEXAS WIDE OPEN FOR BUSINESS

Colorado

- Forbes list **Colorado #5** as **best state for business** and **#2 in economic climate** (2016)
  - Colorado is expected to have the second fastest job growth over the next five years per EMSI data.
- Population - 5.7 million, 21st largest State (2017)
  - Second fastest-growing state with a 2017 growth rate of 1.82%
- Projected household income growth of 9.54% through 2021 versus 8.86% for the Nation (2017)
- Colorado unemployment rate of 2.5% which is more favorable to United States at 4.2% (September 2017)
- Home to **six** top universities and **five** professional sports teams
- U.S. News ranks two of the major metro areas in their top 20 in the **100 Best Places to Live in the USA 2017**

  (#2) Denver **(#11) Colorado Springs**
- Colorado consistently ranks among the top five states for business
- High levels of education are a key factor in the booming growth of the area's economy and workforce.
- Denver was ranked #11 in the top 15 on Forbes' **The Best Cities For Jobs 2017.** (Forbes, May, 2017)

Source: SNL Financial, Forbes, World Population Review, Texas Wide Open Spaces, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver Post, U.S. News

5

Market Highlights

IBTX operates in five of the top twenty **The Best Places For Business And Careers** (Forbes.com, 2017 Ranking)

(#4) Denver
(#8) Austin
(#10) Dallas
(#17) Fort Collins
(#18) Colorado Springs

Metropolitan Statistical Area[(1)]	IBTX Market Rank	# of IBTX Branches	Total Population
Dallas-Fort Worth-Arlington, TX	12	38	7,418,556
Houston-The Woodlands-Sugar Land, TX	23	10	6,980,780
Austin-Round Rock, TX	11	6	2,130,664
Sherman-Denison, TX	3	6	129,797
Waco, TX	11	2	270,857
Colorado Springs, CO	11	4	729,498
Greeley, CO	10	5	304,882
Denver-Aurora-Lakewood, CO	45	2	2,933,089
Fort Collins, CO	22	1	350,005
Sterling, CO	8	1	21,946
Boulder, CO	27	1	329,524
Non MSA Counties	N/A	3	15,072
Total		**79**	**21,614,670**

DFW Metroplex/North Texas Region

- The seventh largest MSA in the United States (2016)
  - 26% of total state population
  - Ranked 4th in U.S. MSA population growth (2016)
- 656 locally-headquartered companies with 1,000+ employees

Austin/Central Texas Region

- Austin is the 11th largest city in the United States
  - Fastest Growing MSA among top 50 MSAs in U.S. (2016)
- Headquarters to several public high tech companies

Houston Region

- The fifth largest MSA in the United States (2016)
  - 24% of total state population
  - Ranked 1st in U.S. MSA population growth (2016)

Denver

- 21st most populous city in the United States
- Annual population growth of 1.9% per year since 2010

Colorado Springs

- Ranked 4th in U.S. MSA population growth (2016)
- Home to the largest Military base in Colorado
- 2nd largest city in Colorado

Greeley

- Annual population growth of 2.1% per year since 2010

Fort Collins

- The 4th largest city in Colorado
- Ranked 12th in U.S. MSA population growth (2016)
- Fort Collins is the 4th largest city in Colorado

Source: SNL Financial, World Population Review, Forbes, Dallas.org, U.S. Census Bureau, Bureau of Labor Statistics, Dallas Office of Economic Development, Dallas Chamber of Commerce, Austin Chamber of Commerce, Greater Houston Partnership, Denver.org., Choose Colorado, Select Georgia, Denver Post, U.S. News, Dallas news, Houston .org
(1) Based on deposit market share as of June 2017.

6

IBTX Demonstrated Growth 7 Total Assets (1) See Appendix for non-GAAP Reconciliation Interest Income, Net Interest Income and NIM Earnings Per Share and Adjusted Earnings Per Share Trends (diluted)

8 (1) See Appendix for non-GAAP Reconciliation. Adjusted Efficiency Ratio (1)

Deposit Mix and Pricing (1) (1) Average rate for total deposits 2017 YTD Average Rate for Interest-bearing deposits: 0.61% 9

Loan Portfolio Composition Loan Composition at 09/30/2017 CRE Loan Composition at 09/30/2017 Loans by Region at 09/30/2017 10

Commercial Real Estate (CRE) and Construction and Development (C&D) 11 Retail CRE and C&D Composition at 09/30/2017 CRE and C&D Concentrations at 09/30/2017 • 593 Retail Loans • 33 Loans > $5MM • 1.69 AVG DSCR (1) • 59% AVG LTV (1) (1) Loans greater than $500 thousand Loans > $500 thousand

Energy Lending (in millions) 12

Historically Strong Credit Culture 13 NPLs / Loans Note: Financial data as of and for quarter ended June 30, 2017 for peer data and September 30, 2017 for IBTX. Interim chargeoff data annualized. . Source: U.S. and Texas Commercial Bank numbers from SNL Financial. NCOs / Average Loans

Total Capital, Tier 1 and TCE/TA Ratios (1) Capital (1) See Appendix for non-GAAP Reconciliation 14

Experienced Management Team 15 Name / Title Background David R. Brooks Chairman of the Board, CEO & President, Director · -38 years in the financial services industry; 30 years at Independent Bank · -Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director · -34 years in the financial services industry; 28 years at Independent Bank · -Active in community banking since the late 1980s Brian E. Hobart Vice Chairman, Chief Lending Officer · -24 years in the financial services industry; 13 years at Independent Bank · -Since 2009 has functioned as Chief Lending Officer of the Company Michelle S. Hickox EVP, Chief Financial Officer · -27 years in the financial services industry; 5 years at Independent Bank · -Previously a Financial Services Audit Partner at RSM US LLP James C. White EVP, Chief Operations Officer · -Over 30 years in the financial services industry · -Previously served as EVP/COO of Texas Capital Bank

Appendix 16

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods

($ in thousands except per share data)		For the Quarters Ended				
		September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net Interest Income - Reported	(a)	72,857	69,500	47,867	46,526	45,737
Income recognized on acquired loans		(905)	(572)	(123)	(51)	(116)
Adjusted Net Interest Income	(b)	71,952	68,928	47,744	46,475	45,621
Provision Expense - Reported	(c)	1,873	2,472	2,023	2,197	2,123
Noninterest Income - Reported	(d)	12,130	10,995	4,583	5,224	4,932
Gain on sale of loans		(338)	(13)	—	—	—
Loss on sale of branch		127	—	—	—	43
Loss (gain) on sale of OREO and repossessed assets		—	26	—	—	(4)
Gain on sale of securities		—	(52)	—	—	—
Loss (gain) on sale of premises and equipment		21	(1)	(5)	—	9
Recoveries on charged off loans acquired		(994)	(123)	—	—	—
Adjusted Noninterest Income	(e)	10,946	10,832	4,578	5,224	4,980
Noninterest Expense - Reported	(f)	47,904	51,328	28,028	27,361	26,887
Senior leadership restructuring		—	—	—	—	—
OREO impairment		(917)	(120)	—	—	(51)
IPO related stock grant and bonus expense		(128)	(127)	(125)	(127)	(104)
Acquisition expense		(3,013)	(7,278)	(459)	(1,075)	(384)
Adjusted Noninterest Expense	(g)	43,846	43,803	27,444	26,159	26,348
Adjusted Net Income [1]	(b) - (c) + (e) - (g) = (h)	24,829	22,746	15,990	15,541	14,819
Average shares for basic EPS	(i)	27,797,779	27,782,584	18,908,679	18,613,975	18,478,289
Average shares for diluted EPS	(j)	27,901,579	27,887,485	19,015,810	18,716,614	18,568,622
Adjusted Basic EPS	(h) / (i)	$ 0.89	$ 0.82	$ 0.85	$ 0.83	$ 0.80
Adjusted Diluted EPS	(h) / (j)	$ 0.89	$ 0.82	$ 0.84	$ 0.83	$ 0.80
EFFICIENCY RATIO						
Amortization of core deposit intangibles	(k)	$ 1,409	$ 1,410	$ 492	$ 492	$ 492
Reported Efficiency Ratio	(f - k) / (a + d)	54.71%	62.01%	52.50%	51.92%	52.09%
Adjusted Efficiency Ratio	(g - k) / (b + e)	51.19%	53.15%	51.51%	49.65%	51.10%

[1] Assumes actual effective tax rate of 33.2%, 32.1%, 30.0%, 33.4%, 33.0% and 33.2%, for the quarters ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

17

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2013	2014	2015	2016
Net Interest Income - Reported	(a)	**74,933**	**124,145**	**154,098**	**183,806**
Write-off of debt origination warrants		223	—	—	—
Income recognized on acquired loans		(1,399)	(1,960)	(1,272)	(1,765)
Adjusted Net Interest Income	(b)	**73,757**	**122,185**	**152,826**	**182,041**
Provision Expense - Reported	(c)	3,822	5,359	9,231	9,440
Noninterest Income - Reported	(d)	11,021	13,624	16,128	19,555
Gain on sale of loans		—	(1,078)	(116)	—
Loss on sale of branch		—	—	—	43
Gain on Sale of OREO/repossessed assets		(1,507)	(71)	(290)	(62)
Gain on sale of securities		—	(362)	(134)	(4)
Loss (gain) on Sale of premises and equipment		18	22	358	(32)
Adjusted Noninterest Income	(e)	**9,532**	**12,135**	**15,946**	**19,500**
Noninterest Expense - Reported	(f)	57,671	88,512	103,198	113,790
Senior leadership restructuring		—	—	—	(2,575)
Adriatica expenses		(806)	(23)	—	—
OREO Impairment		(642)	(22)	(35)	(106)
FDIC refund		504	—	—	—
IPO related stock grant and bonus expense		(948)	(630)	(624)	(543)
Registration statements		—	(619)	—	—
Core system conversion		—	(265)	—	—
Acquisition Expense		(1,956)	(9,237)	(3,954)	(3,121)
Adjusted Noninterest Expense	(g)	**53,823**	**77,716**	**98,585**	**107,445**
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (h)	**17,232**	**34,427**	**41,056**	**56,563**
Average shares for basic EPS	(i)	11,143,726	15,458,666	17,321,513	18,501,663
Average shares for diluted EPS	(j)	11,212,194	15,557,120	17,406,108	18,588,309
Adjusted Basic EPS	**(h) / (i)**	**$ 1.55**	**$ 2.23**	**$ 2.37**	**$ 3.06**
Adjusted Diluted EPS	**(h) / (j)**	**$ 1.54**	**$ 2.21**	**$ 2.36**	**$ 3.04**
EFFICIENCY RATIO					
Amortization of core deposit intangibles	(k)	$ 703	$ 1,281	$ 1,555	$ 1,964
Reported Efficiency Ratio	**(f - k) / (a + d)**	**66.28%**	**63.32%**	**59.71%**	**54.99%**
Adjusted Efficiency Ratio	**(g - k) / (b + e)**	**63.78%**	**56.91%**	**57.49%**	**52.34%**

(1) Assumes actual effective tax rate of 32.8%, 32.8%, 32.6% and 33.2% for the years ended December 31, 2013, 2014, 2015 and 2016, respectively.

18

Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets APPENDIX 19 Tangible Common Equity To Tangible Assets 9/30/17 6/30/17 3/31/17 12/31/16 12/31/2015 12/31/14 12/31/13 ($ in thousands) Tangible Common Equity Total common stockholders' equity $ 1,281,460 $ 1,259,592 $ 688,469 $ 672,365 $ 603,371 $ 516,913 $ 233,772 Adjustments: Goodwill (606,701) (607,263) (258,319) (258,319) (258,643) (229,457) (34,704) Core deposit intangibles, net (47,198) (48,992) (13,685) (14,177) (16,357) (12,455) (3,148) Tangible Common Equity $ 627,561 $ 603,337 $ 416,465 $ 399,869 $ 328,371 $ 275,001 $ 195,920 Tangible Assets Total Assets $ 8,891,114 $ 8,593,979 $ 6,022,614 $ 5,852,801 $ 5,055,000 $ 4,132,639 $ 2,163,984 Adjustments: Goodwill (606,701) (607,263) (258,319) (258,319) (258,643) (229,457) (34,704) Core deposit intangibles (47,198) (48,992) (13,685) (14,177) (16,357) (12,455) (3,148) Tangible Assets $ 8,237,215 $ 7,937,724 $ 5,750,610 $ 5,580,305 $ 4,780,000 $ 3,890,727 $ 2,126,132 Tangible Common Equity To Tangible Assets 7.62% 7.60% 7.24% 7.17% 6.87% 7.07% 9.21%

Contact Information 20 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Michelle Hickox 1600 Redbud Blvd Executive Vice President and Chief Financial Officer Suite 400 (972) 562-9004 McKinney, TX 75069 mhickox@ibtx.com Media: 972-562-9004 Telephone Peggy Smolen 972-562-7734 Fax Marketing & Communications Director www.ibtx.com (972) 562-9004 psmolen@ibtx.com